UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22350

Global Opportunities Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Global Opportunities Portfolio

October 31, 2013

Consolidated Portfolio of Investments

Mortgage Pass-Throughs — 16.4%

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:
2.901%, with maturity at 2035(1)	$1,443,332	$1,532,234
4.328%, with maturity at 2030(1)	597,601	651,187
6.50%, with maturity at 2030	3,929,418	4,362,932
7.00%, with various maturities to 2035	6,318,532	7,305,019
7.50%, with maturity at 2034	1,895,955	2,249,402
8.00%, with maturity at 2026	1,408,748	1,597,962

		$17,698,736

Federal National Mortgage Association:
3.769%, with maturity at 2035(1)	$1,581,133	$1,722,910
4.042%, with maturity at 2035(1)	3,463,281	3,773,826
6.00%, with various maturities to 2032	1,508,566	1,669,156
6.50%, with various maturities to 2029	5,614,317	6,328,915
7.00%, with various maturities to 2036(2)	11,436,085	13,144,337
7.50%, with maturity at 2035(2)	10,302,053	12,065,021
8.50%, with maturity at 2032	657,107	792,742
9.50%, with maturity at 2020(2)	1,924,957	2,262,016

		$41,758,923

Government National Mortgage Association:
7.00%, with various maturities to 2035(2)	$20,628,377	$24,214,136
7.50%, with various maturities to 2022(2)	2,210,675	2,595,202

		$26,809,338

Total Mortgage Pass-Throughs (identified cost $80,325,427)		$86,266,997

Collateralized Mortgage Obligations — 18.1%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 2182, Class ZC, 7.50%, 9/15/29	$387,847	$446,175
Series 2631, (Interest Only), Class DS, 6.926%, 6/15/33(3)(4)	9,813,109	1,462,095
Series 2953, (Interest Only), Class LS, 6.526%, 12/15/34(3)(4)	9,728,361	1,187,865
Series 2956, (Interest Only), Class SL, 6.826%, 6/15/32(3)(4)	4,532,520	745,364
Series 3114, (Interest Only), Class TS, 6.476%, 9/15/30(3)(4)	14,180,954	2,578,192
Series 3153, (Interest Only), Class JI, 6.446%, 5/15/36(3)(4)	9,254,255	1,498,174
Series 3423, (Interest Only), Class SN, 5.956%, 3/15/38(3)(4)	16,661,457	2,340,797
Series 3919, (Interest Only), Class SL, 6.476%, 10/15/40(3)(4)	9,640,577	1,051,652

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 4070, (Interest Only), Class S, 5.926%, 6/15/32(3)(4)	$20,467,242	$3,746,198
Series 4109, (Interest Only), Class ES, 5.976%, 12/15/41(3)(4)	15,000,000	1,392,752
Series 4109, (Interest Only), Class KS, 5.926%, 5/15/32(3)(4)	18,996,625	2,441,978
Series 4149, (Interest Only), Class S, 6.076%, 1/15/33(3)(4)	10,927,211	2,196,759
Series 4163, (Interest Only), Class GS, 6.026%, 11/15/32(3)(4)	7,675,812	1,718,723
Series 4169, (Interest Only), Class AS, 6.076%, 2/15/33(3)(4)	13,410,679	2,713,765
Series 4182, (Interest Only), Class GI, 3.00%, 1/15/43(3)	9,656,845	1,222,309
Series 4188, (Interest Only), Class AI, 3.50%, 4/15/28(3)	13,082,180	1,573,964
Series 4203, (Interest Only), Class QS, 6.076%, 5/15/43(3)(4)	9,829,077	2,055,981
Series 4233, (Interest Only), Class GI, 3.50%, 3/15/25(3)	17,953,635	1,259,282

		$31,632,025

Federal National Mortgage Association:
Series 1994-42, Class K, 6.50%, 4/25/24	$660,213	$744,566
Series 2004-46, (Interest Only), Class SI, 5.83%, 5/25/34(3)(4)	14,085,748	2,227,805
Series 2005-17, (Interest Only), Class SA, 6.53%, 3/25/35(3)(4)	6,023,286	1,202,592
Series 2005-71, (Interest Only), Class SA, 6.58%, 8/25/25(3)(4)	8,700,958	1,196,479
Series 2005-105, (Interest Only), Class S, 6.53%, 12/25/35(3)(4)	6,763,308	1,044,481
Series 2006-44, (Interest Only), Class IS, 6.43%, 6/25/36(3)(4)	5,942,358	861,388
Series 2006-65, (Interest Only), Class PS, 7.05%, 7/25/36(3)(4)	5,902,335	1,017,395
Series 2006-96, (Interest Only), Class SN, 7.03%, 10/25/36(3)(4)	8,162,316	1,466,641
Series 2006-104, (Interest Only), Class SD, 6.47%, 11/25/36(3)(4)	5,762,717	952,452
Series 2006-104, (Interest Only), Class SE, 6.46%, 11/25/36(3)(4)	3,841,811	633,726
Series 2007-50, (Interest Only), Class LS, 6.28%, 6/25/37(3)(4)	10,417,163	1,294,057
Series 2008-26, (Interest Only), Class SA, 6.03%, 4/25/38(3)(4)	11,641,318	1,653,541
Series 2008-61, (Interest Only), Class S, 5.93%, 7/25/38(3)(4)	16,153,084	2,441,190
Series 2009-62, Class WA, 5.563%, 8/25/39(5)	4,785,528	5,349,135

1	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)
Series 2010-67, (Interest Only), Class SC, 5.63%, 6/25/40(3)(4)	$9,820,197	$1,261,852
Series 2010-124, (Interest Only), Class SJ, 5.88%, 11/25/38(3)(4)	10,320,827	1,484,799
Series 2011-101, (Interest Only), Class IC, 3.50%, 10/25/26(3)	15,839,921	1,910,419
Series 2011-101, (Interest Only), Class IE, 3.50%, 10/25/26(3)	11,882,101	1,397,264
Series 2012-56, (Interest Only), Class SU, 6.58%, 8/25/26(3)(4)	11,909,864	1,413,243
Series 2012-129, (Interest Only), Class IO, 5.00%, 12/25/42(3)	10,548,073	2,021,185
Series 2012-150, (Interest Only), Class PS, 5.98%, 1/25/43(3)(4)	19,122,593	3,909,673
Series 2012-150, (Interest Only), Class SK, 5.98%, 1/25/43(3)(4)	18,197,125	3,720,385
Series 2013-12, (Interest Only), Class SP, 5.48%, 11/25/41(3)(4)	9,983,519	1,693,768
Series 2013-15, (Interest Only), Class DS, 6.03%, 3/25/33(3)(4)	10,585,978	2,277,082
Series 2013-23, (Interest Only), Class CS, 6.08%, 3/25/33(3)(4)	12,455,515	2,681,165
Series 2013-54, (Interest Only), Class HS, 6.13%, 10/25/41(3)(4)	13,073,093	2,483,923
Series 2013-64, (Interest Only), Class PS, 6.08%, 4/25/43(3)(4)	15,297,846	3,190,525
Series 2013-75, (Interest Only), Class SC, 6.08%, 7/25/42(3)(4)	20,575,767	4,023,454
Series G94-7, Class PJ, 7.50%, 5/17/24	991,015	1,143,980

		$56,698,165

Government National Mortgage Association:
Series 2009-87, (Interest Only), Class SI, 6.578%, 2/20/35(3)(4)	$9,176,817	$1,563,546
Series 2010-4, (Interest Only), Class SK, 6.028%, 5/20/35(3)(4)	5,710,241	1,081,651
Series 2013-24, Class KS, 5.553%, 2/20/43(4)	4,298,570	4,264,624

		$6,909,821

Total Collateralized Mortgage Obligations (identified cost $97,485,595)		$95,240,011

U.S. Government Agency Obligations — 10.8%

Security	Principal Amount	Value
Federal Home Loan Bank:
5.365%, 9/9/24(2)	$3,300,000	$3,878,919
5.375%, 9/30/22(2)	8,300,000	9,858,383

Security	Principal Amount	Value

Federal Home Loan Bank: (continued)
5.375%, 8/15/24	$2,700,000	$3,182,647
5.75%, 6/12/26	8,150,000	9,806,870

		$26,726,819

United States Agency for International Development — Israel:
5.50%, 12/4/23	$5,000,000	$5,982,280
5.50%, 4/26/24	20,000,000	24,024,380

		$30,006,660

Total U.S. Government Agency Obligations (identified cost $51,530,137)		$56,733,479

Corporate Bonds & Notes — 6.2%

Security	Principal Amount	Value

Computers — 3.3%
Dell, Inc., 5.40%, 9/10/40	$23,999,000	$17,716,374

		$17,716,374

Diversified Financial Services — 0.5%
SLM Corp., 5.625%, 8/1/33	$3,000,000	$2,475,000

		$2,475,000

Iron & Steel — 0.7%
Cliffs Natural Resources, Inc., 6.25%, 10/1/40	$4,000,000	$3,574,352

		$3,574,352

Retail — 0.7%
JC Penney Corp., Inc., 6.375%, 10/15/36	$5,261,000	$3,551,175

		$3,551,175

Telecommunications — 1.0%
Telecom Italia Capital SA, 6.00%, 9/30/34	$6,000,000	$5,304,294

		$5,304,294

Total Corporate Bonds & Notes (identified cost $37,182,794)		$32,621,195

2	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Foreign Government Bonds — 3.1%

Security		Principal Amount (000’s omitted)	Value

Serbia — 2.2%
Serbia Treasury Bond, 10.00%, 1/10/15	RSD	653,320	$7,682,556
Serbia Treasury Bond, 10.00%, 3/1/15	RSD	250,000	2,927,962
Serbia Treasury Bond, 10.00%, 4/25/16	RSD	58,680	665,972

Total Serbia			$11,276,490

Sri Lanka — 0.9%
Sri Lanka Government Bond, 5.65%, 1/15/19	LKR	412,340	$2,505,227
Sri Lanka Government Bond, 8.50%, 2/1/18	LKR	341,440	2,383,750

Total Sri Lanka			$4,888,977

Total Foreign Government Bonds (identified cost $15,861,971)			$16,165,467

Convertible Preferred Stocks — 2.1%

Security		Shares	Value

Automotive & Parts — 2.1%
Goodyear Tire & Rubber Co. (The), 5.875%		187,000	$11,208,780

			$11,208,780

Total Convertible Preferred Stocks (identified cost $9,530,442)			$11,208,780

Preferred Stocks — 4.4%

Security		Shares	Value

Diversified Financial Services — 1.3%
SLM Corp., 1.954%(6)		97,000	$6,726,348

			$6,726,348

Insurance — 3.1%
XLIT, Ltd., 3.364%(6)		19,300	$16,109,469

			$16,109,469

Total Preferred Stocks (identified cost $22,854,000)			$22,835,817

Currency Call Options Purchased — 0.0%(7)

Description	Counter- party	Principal Amount of Contracts (000’s omitted)	Strike Price	Expira- tion Date	Value

Indian Rupee	Goldman Sachs International	INR 326,270	INR 59.00	7/1/14	$17,586
Indian Rupee	JPMorgan Chase Bank	INR 1,878,673	INR 58.00	6/19/14	64,328
Indian Rupee	JPMorgan Chase Bank	INR 310,753	INR 59.00	7/1/14	16,749

Total Currency Call Options Purchased (identified cost $782,071)					$98,663

Interest Rate Swaptions Purchased — 0.4%

Description	Counterparty	Expiration Date	Notional Amount	Value

Option to pay 3-Month USD-LIBOR-BBA Rate and receive 5.25%	Credit Suisse International	2/28/17	$52,500,000	$2,046,398

Total Interest Rate Swaptions Purchased (identified cost $2,535,750)				$2,046,398

Short-Term Investments — 36.9%

Foreign Government Securities — 14.1%

Security		Principal Amount (000’s omitted)	Value

Mexico — 2.9%
Mexico Cetes, 0.00%, 4/3/14	MXN	203,795	$15,397,162

Total Mexico			$15,397,162

Philippines — 1.2%
Philippine Treasury Bill, 0.00%, 4/10/14	PHP	261,660	$6,052,504

Total Philippines			$6,052,504

Serbia — 1.0%
Serbia Treasury Bill, 0.00%, 2/20/14	RSD	138,090	$1,595,528
Serbia Treasury Bill, 0.00%, 4/3/14	RSD	317,000	3,619,213

Total Serbia			$5,214,741

Sri Lanka — 9.0%
Sri Lanka Treasury Bill, 0.00%, 11/15/13	LKR	1,241,080	$9,459,477
Sri Lanka Treasury Bill, 0.00%, 11/29/13	LKR	761,730	5,788,018

3	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2013

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)
Sri Lanka Treasury Bill, 0.00%, 2/28/14	LKR	149,770	$1,113,777
Sri Lanka Treasury Bill, 0.00%, 3/7/14	LKR	1,646,800	12,224,165
Sri Lanka Treasury Bill, 0.00%, 4/11/14	LKR	681,820	5,015,018
Sri Lanka Treasury Bill, 0.00%, 4/18/14	LKR	439,850	3,229,650
Sri Lanka Treasury Bill, 0.00%, 4/25/14	LKR	200,780	1,471,693
Sri Lanka Treasury Bill, 0.00%, 6/6/14	LKR	490,000	3,549,996
Sri Lanka Treasury Bill, 0.00%, 7/11/14	LKR	785,000	5,633,157

Total Sri Lanka			$47,484,951

Total Foreign Government Securities (identified cost $75,167,422)			$74,149,358

U.S. Treasury Obligations — 1.0%

Security		Principal Amount	Value
U.S. Treasury Bill, 0.00%, 12/19/13(2)		$5,500,000	$5,499,769

Total U.S. Treasury Obligations (identified cost $5,499,919)			$5,499,769

Other — 21.8%

Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(8)		$114,643	$114,643,061

Total Other (identified cost $114,643,061)			$114,643,061

Total Short-Term Investments (identified cost $195,310,402)			$194,292,188

Total Investments — 98.4% (identified cost $513,398,589)			$517,508,995

Currency Put Options Written — (0.2)%

Description	Counter- party	Principal Amount of Contracts (000’s omitted)	Strike Price	Expira- tion Date	Value

Indian Rupee	Goldman Sachs Interna- tional	INR 398,160	INR 72.00	7/1/14	$(81,689)
Indian Rupee	JPMorgan Chase Bank	INR 2,267,364	INR 70.00	6/19/14	(587,118)
Indian Rupee	JPMorgan Chase Bank	INR 379,224	INR 72.00	7/1/14	(77,804)

Total Currency Put Options Written (premiums received $752,431)					$(746,611)

Interest Rate Swaptions Written — (0.4)%

Description	Counterparty	Expiration Date	Notional Amount	Value
Option to pay 3-Month USD-LIBOR-BBA Rate and receive 5.25%	Citibank NA	2/28/17	$52,500,000	$(2,046,398)

Total Interest Rate Swaptions Written (premiums received $1,989,750)				$(2,046,398)

Other Assets, Less Liabilities — 2.2%				$11,383,145

Net Assets — 100.0%				$526,099,131

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

INR	–	Indian Rupee
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
PHP	–	Philippine Peso
RSD	–	Serbian Dinar

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2013.

(2)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(3)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(4)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2013.

(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2013.

(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2013.
(7)	Amount is less than 0.05%.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2013.

4	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2013

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2013
Unaffiliated investments, at value (identified cost, $398,755,528)	$402,865,934
Affiliated investment, at value (identified cost, $114,643,061)	114,643,061
Cash	387,533
Restricted cash*	21,232,188
Interest receivable	2,999,927
Interest receivable from affiliated investment	6,075
Receivable for investments sold	3,850,891
Receivable for variation margin on open futures contracts	43,488
Receivable for open forward foreign currency exchange contracts	1,007,254
Premium paid on open non-centrally cleared swap contracts	1,267,551
Total assets	$548,303,902

Liabilities
Written options and swaptions outstanding, at value (premiums received, $2,742,181)	$2,793,009
Payable for open forward foreign currency exchange contracts	5,899,619
Payable for open swap contracts	2,730,564
Premium received on open non-centrally cleared swap contracts	9,126,429
Due to custodian — foreign currency at value (identified cost, $406,031)	405,817
Payable for variation margin on open centrally cleared swap contracts	781,860
Payable to affiliates:
Investment adviser fee	275,303
Trustees’ fees	1,309
Accrued expenses	190,861
Total liabilities	$22,204,771
Net Assets applicable to investors’ interest in Portfolio	$526,099,131

Sources of Net Assets
Investors’ capital	$535,156,086
Net unrealized depreciation	(9,056,955)
Total	$526,099,131

*	Represents restricted cash on deposit at the custodian and the broker for open derivative contracts.

5	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2013

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2013
Interest (net of foreign taxes, $995)	$25,671,517
Dividends (net of foreign taxes, $78,879)	3,022,066
Interest allocated from affiliated investment	81,882
Expenses allocated from affiliated investment	(13,679)
Total investment income	$28,761,786

Expenses
Investment adviser fee	$3,841,962
Trustees’ fees and expenses	17,975
Custodian fee	492,629
Legal and accounting services	110,296
Miscellaneous	22,943
Total expenses	$4,485,805
Deduct —
Reduction of custodian fee	$2,455
Total expense reductions	$2,455

Net expenses	$4,483,350

Net investment income	$24,278,436

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a loss of $10,368,363 from precious metals)	$(3,940,507)
Investment transactions allocated from affiliated investment	2,099
Futures contracts	(5,795,678)
Swap contracts	(4,422,859)
Foreign currency and forward foreign currency exchange contract transactions	(4,675,778)
Net realized loss	$(18,832,723)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $19,144,851 from precious metals)	$(36,236,953)
Written options and swaptions	(50,828)
Futures contracts	(1,536,764)
Swap contracts	(6,805,776)
Foreign currency and forward foreign currency exchange contracts	(8,552,553)
Net change in unrealized appreciation (depreciation)	$(53,182,874)

Net realized and unrealized loss	$(72,015,597)

Net decrease in net assets from operations	$(47,737,161)

6	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2013

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$24,278,436	$9,477,608
Net realized gain (loss) from investment transactions, futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(18,832,723)	11,747,543
Net change in unrealized appreciation (depreciation) from investments, written options and swaptions, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(53,182,874)	2,384,036
Net increase (decrease) in net assets from operations	$(47,737,161)	$23,609,187
Capital transactions —
Contributions	$302,304,297	$43,700,424
Withdrawals	(247,296,771)	(70,496,153)
Net increase (decrease) in net assets from capital transactions	$55,007,526	$(26,795,729)

Net increase (decrease) in net assets	$7,270,365	$(3,186,542)

Net Assets
At beginning of year	$518,828,766	$522,015,308
At end of year	$526,099,131	$518,828,766

7	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2013

Consolidated Supplementary Data

	Year Ended October 31,			Period Ended October 31, 2010(1)
Ratios/Supplemental Data	2013	2012	2011
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.72%	0.75%	0.73%	0.72	%(3)
Net investment income	3.86%	1.92%	2.35%	2.45	%(3)
Portfolio Turnover	123%	17%	10%	18	%(4)

Total Return	(6.15)%	5.00%	6.69%	3.10	%(4)

Net assets, end of year (000’s omitted)	$526,099	$518,829	$522,015	$407,387

(1)	For the period from the start of business, November 20, 2009, to October 31, 2010.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

8	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

October 31, 2013

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2013, Eaton Vance Short Duration Strategic Income Fund (formerly, Eaton Vance Strategic Income Fund ) and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 82.1% and 17.9%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at October 31, 2013 were $1,873,103 or 0.4% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps (other than centrally cleared) and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, or in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under

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the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

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I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and

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repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

O Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the present terms of the underlying swap contract.

P Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO securities can be unusually volatile to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2013, the Portfolio’s investment adviser fee amounted to $3,841,962 or 0.611% of the Portfolio’s consolidated average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

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3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and paydowns, for the year ended October 31, 2013 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$503,326,287	$554,086,235
U.S. Government and Agency Securities	83,789,128	22,592,053

	$587,115,415	$576,678,288

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$515,787,744

Gross unrealized appreciation	$10,815,432
Gross unrealized depreciation	(9,094,181)

Net unrealized appreciation	$1,721,251

The net unrealized appreciation (depreciation) on derivative contracts and foreign currency at October 31, 2013 on a federal income tax basis was $(5,280,233).

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and swaptions, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options and written swaptions at October 31, 2013 is included in the Portfolio of investments.

A summary of obligations under these financial instruments at October 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

11/1/13	Japanese Yen 1,032,812,000	United States Dollar 10,524,722	Standard Chartered Bank	$21,192	$—	$21,192
11/1/13	United States Dollar 10,511,172	Japanese Yen 1,032,812,000	Nomura International PLC	—	(7,643)	(7,643)
11/5/13	Euro 50,911,000	United States Dollar 69,305,144	Bank of America	180,618	—	180,618
11/5/13	Indian Rupee 775,163,262	United States Dollar 11,204,210	Citibank NA	—	(1,409,300)	(1,409,300)
11/5/13	Swiss Franc 48,615,115	United States Dollar 52,780,557	Bank of America	—	(799,107)	(799,107)
11/5/13	Swiss Franc 14,165,000	United States Dollar 15,045,093	BNP Paribas	—	(566,429)	(566,429)

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Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	NetUnrealized Appreciation (Depreciation)
11/5/13	United States Dollar 35,053,344	Euro 25,455,500	Bank of America	$—	$(491,080)	$(491,080)
11/5/13	United States Dollar 35,129,277	Euro 25,455,500	Bank of America	—	(567,014)	(567,014)
11/5/13	United States Dollar 12,622,753	Indian Rupee 775,163,262	Citibank NA	—	(9,243)	(9,243)
11/5/13	United States Dollar 15,641,564	Swiss Franc 14,165,000	Bank of America	—	(30,042)	(30,042)
11/5/13	United States Dollar 53,688,697	Swiss Franc 48,615,115	Bank of America	—	(109,033)	(109,033)
11/6/13	Philippine Peso 261,565,000	United States Dollar 6,066,401	Goldman Sachs International	13,757	—	13,757
11/6/13	United States Dollar 16,203,620	Philippine Peso 697,420,000	Goldman Sachs International	—	(65,242)	(65,242)
11/18/13	Indian Rupee 775,163,262	United States Dollar 12,579,735	Citibank NA	4,685	—	4,685
11/18/13	Japanese Yen 2,011,160,000	United States Dollar 20,273,586	Goldman Sachs International	—	(180,880)	(180,880)
11/18/13	United States Dollar 7,838,032	Japanese Yen 761,138,000	Goldman Sachs International	—	(96,892)	(96,892)
11/25/13	Euro 58,612,233	United States Dollar 79,333,123	State Street Bank and Trust Co.	—	(251,287)	(251,287)
11/25/13	United States Dollar 25,746,431	Euro 19,020,034	Credit Suisse International	79,205	—	79,205
11/25/13	United States Dollar 51,847,190	Euro 38,313,374	Goldman Sachs International	175,180	—	175,180
11/25/13	United States Dollar 724,372	Euro 525,180	Goldman Sachs International	—	(11,276)	(11,276)
11/26/13	Thai Baht 82,661,645	United States Dollar 2,531,750	Bank of America	—	(120,375)	(120,375)
11/26/13	Thai Baht 302,269,305	United States Dollar 9,273,487	JPMorgan Chase Bank	—	(424,553)	(424,553)
11/26/13	United States Dollar 12,189,460	Thai Baht 384,930,949	Barclays Bank PLC	160,705	—	160,705
12/5/13	Serbian Dinar 1,494,119,000	Euro 12,997,990	Citibank NA	—	(23,735)	(23,735)
12/13/13	Euro 20,462,426	Norwegian Krone 167,000,000	HSBC Bank USA	227,803	—	227,803
1/15/14	British Pound Sterling 33,772,577	United States Dollar 53,799,715	Bank of America	—	(321,662)	(321,662)
2/3/14	Japanese Yen 1,032,812,000	United States Dollar 10,517,434	Nomura International PLC	7,620	—	7,620
2/4/14	Swiss Franc 48,615,115	United States Dollar 53,728,155	Bank of America	106,966	—	106,966
2/4/14	Swiss Franc 14,165,000	United States Dollar 15,653,144	Bank of America	29,523	—	29,523
2/4/14	United States Dollar 69,314,563	Euro 50,911,000	Bank of America	—	(180,516)	(180,516)

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Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	NetUnrealized Appreciation (Depreciation)
2/12/14	United States Dollar 1,039,558	Euro 753,645	Goldman Sachs International	$—	$(16,138)	$(16,138)
10/21/14	United States Dollar 14,026,307	Indonesian Rupiah 164,220,000,000	Standard Chartered Bank	—	(218,172)	(218,172)

				$1,007,254	$(5,899,619)	$(4,892,365)

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
12/13	73 Japan 10-Year Bond	Short	$(106,162,921)	$(107,699,685)	$(1,536,764)

					$(1,536,764)

Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

LCH.Clearnet	AUD 70,000	Pays	6-month AUD Bank Bill	3.84%	9/16/18	$617,157
LCH.Clearnet	AUD 60,000	Pays	6-month AUD Bank Bill	4.60	9/16/23	1,097,796
LCH.Clearnet	NZD 180,000	Pays	3-month NZD Bank Bill	4.76	10/10/16	309,721
LCH.Clearnet	NZD 150,000	Pays	3-month NZD Bank Bill	4.74	10/12/16	230,316
LCH.Clearnet	NZD 17,786	Pays	3-month NZD Bank Bill	4.21	10/23/17	91,164
LCH.Clearnet	NZD 42,000	Pays	3-month NZD Bank Bill	4.20	10/24/17	202,069
LCH.Clearnet	NZD 36,000	Pays	3-month NZD Bank Bill	4.15	10/25/17	111,585
LCH.Clearnet	NZD 40,000	Pays	3-month NZD Bank Bill	4.04	10/30/17	(32,911)
LCH.Clearnet	NZD 21,500	Pays	3-month NZD Bank Bill	4.03	10/31/17	(23,948)
LCH.Clearnet	NZD 23,214	Pays	3-month NZD Bank Bill	4.04	10/31/17	(17,107)
LCH.Clearnet	NZD 99,166	Pays	3-month NZD Bank Bill	3.90	5/16/23	(4,794,509)

						$(2,208,667)

AUD	–	Australian Dollar
NZD	–	New Zealand Dollar

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*	Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Depreciation

Markit CDX North America Investment Grade Index	ICE Clear Credit	$332,500	1.00%	12/20/18	$(4,826,127)	$3,019,783	$(1,806,344)

					$(4,826,127)	$3,019,783	$(1,806,344)

15

Global Opportunities Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Depreciation

iTraxx Asia ex-Japan Investment Grade Index	Barclays Bank PLC	$14,803	1.00	%(1)	6/20/18	$11,958	$(255,111)	$(243,153)
iTraxx Asia ex-Japan Investment Grade Index	Barclays Bank PLC	8,637	1.00	(1)	6/20/18	6,947	(258,148)	(251,201)
iTraxx Asia ex-Japan Investment Grade Index	Barclays Bank PLC	25,570	1.00	(1)	6/20/18	20,635	(407,596)	(386,961)
iTraxx Asia ex-Japan Investment Grade Index	Credit Suisse International	5,909	1.00	(1)	6/20/18	4,753	(94,035)	(89,282)
iTraxx Asia ex-Japan Investment Grade Index	Deutsche Bank	3,574	1.00	(1)	6/20/18	2,875	(62,027)	(59,152)
iTraxx Asia ex-Japan Investment Grade Index	Goldman Sachs International	4,299	1.00	(1)	6/20/18	3,458	(78,275)	(74,817)
iTraxx Asia ex-Japan Investment Grade Index	JPMorgan Chase Bank	3,005	1.00	(1)	6/20/18	2,417	(49,622)	(47,205)
iTraxx Asia ex-Japan Investment Grade Index	JPMorgan Chase Bank	4,007	1.00	(1)	6/20/18	3,223	(62,737)	(59,514)
iTraxx Europe Subordinated Financials 5-Year Index	JPMorgan Chase Bank	EUR 22,613	5.00	(1)	12/20/18	(4,927,946)	4,194,123	(733,823)
iTraxx Europe Subordinated Financials 5-Year Index	JPMorgan Chase Bank	EUR 26,237	5.00	(1)	12/20/18	(5,717,762)	4,932,306	(785,456)

						$(10,589,442)	$7,858,878	$(2,730,564)

*	The contract annual fixed rate represents the annual fixed rate of interest paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR	–	Euro

Written options and swaptions activity for the year ended October 31, 2013 was as follows:

	Principal Amount of Contracts (000’s omitted)	Notional Amount (000’s omitted)	Premiums Received

Outstanding, beginning of year	INR —	$—	$—
Options written	3,044,748	52,500	2,742,181

Outstanding, end of year	INR 3,044,748	$52,500	$2,742,181

INR	–	Indian Rupee

At October 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk:  The Portfolio enters into credit default swap contracts and futures contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts and options on currencies to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

16

Global Opportunities Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including futures, interest rate swaps and swaptions to enhance total return and/or to seek to hedge against fluctuations in interest rates.

The Portfolio enters into over-the-counter written options and swaptions, non-centrally cleared swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $11,423,192. The Portfolio may be required to pledge collateral in the form of cash or securities for the benefit of a counterparty if the net amount due to the counterparty exceeds a certain threshold. Collateral pledged for the benefit of a counterparty for over-the-counter derivatives is held in a segregated account by the Portfolio’s custodian. Securities pledged as collateral, if any, are identified in the Consolidated Portfolio of Investments. Cash pledged as collateral, if any, is included in restricted cash on the Consolidated Statement of Assets and Liabilities. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $21,453,443 at October 31, 2013.

The non-exchange traded derivatives in which the Portfolio invests, including non-centrally cleared swap contracts, swaption contracts, over-the-counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risks with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $3,152,315, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $2,125,603. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio (and Subsidiary) has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio (and Subsidiary) or the counterparty. At October 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $888,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered Portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered Portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2013 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate

Unaffiliated investments, at value	$—	$98,663	$2,046,398
Net unrealized depreciation*	—	—	2,659,808
Receivable for open forward foreign currency exchange contracts	—	1,007,254	—
Receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	56,266	—	—

Total Asset Derivatives	$56,266	$1,105,917	$4,706,206
Written options and swaptions outstanding, at value	$—	$(746,611)	$(2,046,398)
Net unrealized depreciation*	(1,806,344)	—	(6,405,239)
Payable for open forward foreign currency exchange contracts	—	(5,899,619)	—
Payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	(10,645,708)	—	—

Total Liability Derivatives	$(12,452,052)	$(6,646,230)	$(8,451,637)

*     Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts in the Futures Contracts table and Centrally Cleared Swaps table above. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

17

Global Opportunities Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2013 was as follows:

Consolidated Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(530,250)
Futures contracts	(4,936)	—	(5,790,742)
Swap contracts	3,679,723		(8,102,582)
Foreign currency and forward foreign currency exchange contract transactions	—	(7,318,296)	—

Total	$3,674,787	$(7,318,296)	$(14,423,574)
Change in unrealized appreciation (depreciation) —
Investments	$—	$(683,408)	$1,941,083
Written options and swaptions	—	5,820	(56,648)
Futures contracts	—	—	(1,536,764)
Swap contracts	(4,597,109)		(2,208,667)
Foreign currency and forward foreign currency exchange contracts	—	(5,678,070)	—

Total	$(4,597,109)	$(6,355,658)	$(1,860,996)

The average notional amounts of futures contracts, forward foreign currency exchange contracts, purchased interest rate swaption contracts and swap contracts outstanding during the year ended October 31, 2013, which are indicative of the volume of these derivative types, were approximately $38,053,000, $362,250,000, $88,846,000 and $354,729,000, respectively.

The average principal amount of purchased currency options contracts outstanding during the year ended October 31, 2013, which is indicative of the volume of this derivative type, was approximately $15,780,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2013.

7  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At October 31, 2013, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $405,817. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at October 31, 2013. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2013. The Portfolio’s average overdraft advances during the year ended October 31, 2013 were not significant.

8  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds

18

Global Opportunities Portfolio

October 31, 2013

Notes to Consolidated Financial Statements — continued

or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$86,266,997	$—	$86,266,997
Collateralized Mortgage Obligations	—	95,240,011	—	95,240,011
U.S. Government Agency Obligations	—	56,733,479	—	56,733,479
Corporate Bonds & Notes	—	32,621,195	—	32,621,195
Foreign Government Bonds	—	16,165,467	—	16,165,467
Convertible Preferred Stocks	11,208,780	—	—	11,208,780
Preferred Stocks	—	22,835,817	—	22,835,817
Currency Call Options Purchased	—	98,663	—	98,663
Interest Rate Swaptions Purchased	—	2,046,398	—	2,046,398
Short-Term Investments —
Foreign Government Securities	—	74,149,358	—	74,149,358
U.S. Treasury Obligations	—	5,499,769	—	5,499,769
Other	—	114,643,061	—	114,643,061

Total Investments	$11,208,780	$506,300,215	$—	$517,508,995

Forward Foreign Currency Exchange Contracts	$—	$1,007,254	$—	$1,007,254
Swap Contracts	—	2,716,074	—	2,716,074

Total	$11,208,780	$510,023,543	$—	$521,232,323

Liability Description

Currency Put Options Written	$—	$(746,611)	$—	$(746,611)
Interest Rate Swaptions Written	—	(2,046,398)	—	(2,046,398)
Forward Foreign Currency Exchange Contracts	—	(5,899,619)	—	(5,899,619)
Swap Contracts	—	(17,320,527)	—	(17,320,527)
Futures Contracts	(1,536,764)	—	—	(1,536,764)

Total	$(1,536,764)	$(26,013,155)	$—	$(27,549,919)

The Portfolio held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At October 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

19

Global Opportunities Portfolio

October 31, 2013

Report of Independent Registered Public Accounting Firm

To Trustees and Investors of Global Opportunities Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunities Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the three years in the period then ended and for the period from the start of business, November 20, 2009, to October 31, 2010. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Opportunities Portfolio and subsidiary as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and for the period from the start of business, November 20, 2009, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2013

20

Global Opportunities Portfolio

October 31, 2013

Management and Organization

Fund Management.  The Trustees of Global Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Portfolio’s affairs. The Trustees and officers of the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 190 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2009

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 190 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2009

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2009

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2009

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

21

Global Opportunities Portfolio

October 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2009

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 2009

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee since 2009

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Eric A. Stein 1980	President	Since 2012	Vice President of EVM and BMR.
Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary and Chief Legal Officer since 2009	Vice President of EVM and BMR.
James F. Kirchner(2) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2009	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Portfolio since 2009.

The SAI for the Eaton Vance Short Duration Strategic Income Fund (which invests in the Portfolio) includes additional information about the Trustees and officers of the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

22

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2012 and October 31, 2013 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Period Ended	10/31/12	10/31/13
Audit Fees	$52,920	$53,970
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$28,680	$36,610
All Other Fees(3)	$7,630	$0

Total	$89,230	$90,580

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2012 and October 31, 2013; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/12	10/31/13
Registrant	$36,310	$36,610
Eaton Vance(1)	$566,619	$526,385

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Opportunities Portfolio

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 13, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 13, 2013

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 13, 2013